EXHIBIT 32


                             CHEETAH OIL & GAS LTD.
                              A Nevada Corporation

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cheetah Oil & Gas Ltd. (the "Company") on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




Dated: November 15, 2004                     /s/Garth Braun
                                             -------------------
                                             Garth Braun,
                                             C.E.O. and Director


                                             /s/Ted Kozub
                                             -------------------
                                             Ted Kozub,
                                             C.F.O. and Director




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